Concentrations	12 Months Ended
Dec. 31, 2020
Risks and Uncertainties [Abstract]
Concentrations

19. CONCENTRATIONS

For the year ended December 31, 2020, 2019 and 2018, no customer accounted for greater than 10% of revenue. For the year ended December 31, 2020, 2019, and 2018, the Company’s top five customers accounted for 25%, 24% and 23% of the Company’s revenues, respectively.

The Company’s top five accounts receivable accounted for 25% and 20% of accounts receivable as of December 31, 2020 and 2019, respectively. No customer each accounted for greater than 10% or more of accounts receivable as of December 31, 2020 and 2019.

For the year ended December 31, 2020, 2019 and 2018, approximately 62%, 97% and 89%, respectively, of total inventory purchases were from five unrelated suppliers. Three suppliers each accounted for greater than 10% of total inventory purchases in 2020, two suppliers each accounted for greater than 10% of total inventory purchases in 2019 and 2018.